SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              May 22, 2003
                             --------------
              Date of Report (Date of earliest event reported)


                    FIRST CYPRESS TECHNOLOGIES, INC.
                    --------------------------------
           (Exact name of registrant as specified in its charter)


Nevada                                    98-0218688
------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

Robert Rosner                             SEC File No.  000-32747
#501, 1281 West Georgia Street, Vancouver
British Columbia, Canada                  V6E 3J7
----------------------------              ---------
(Address of principal executive offices)  (Zip Code)

                            604-484-2899
                            ------------
          Registrant's telephone number, including area code

                           NOT APPLICABLE
                           --------------
     (Former name or former address, if changed since last report)



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

NONE


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The Company completed a preliminary agreement to earn 50% interest in certain mining claims in the Temagami Diamond Claim within the Sudbury Mining Division of Northeastern Ontario, Canada. (Press
Release dated May 20, 2003 attached)

The Company announced appointment of Harvey Lalach as Director and Chief Financial Officer and introduces Advisory Board (Press Release dated May 21, 2003 attached)


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
None.
(b)     Pro  forma  Financial  Information.
None.
(c)     Exhibits.

See attached press releases

ITEM  8.     CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.     REGULATION  FD  DISCLOSURE

None.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST  CYPRESS  TECHNOLOGIES,  INC.

Date:  May 22,  2003
                                        By:  /s/ Robert Rosner
                                            -----------------------
                                             ROBERT ROSNER
                                             President